UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 _______________

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report (Date of earliest event reported): JUNE 25, 2002 (JUNE 6, 2002)
                                                   -----------------------------



                            NICOLET BANKSHARES, INC.
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               (Exact name of registrant as specified in charter)


       WISCONSIN                   333-90052                   47-0871001
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    (State or other            (Commission File             (I.R.S. Employer
    jurisdiction of                  Number)               Identification No.)
    incorporation)



110 SOUTH WASHINGTON STREET, GREEN BAY, WISCONSIN           54301
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(Address of principal executive offices)                  (Zip Code)



Registrant's  telephone  number,  including  area  code:     920-430-1400
                                                        ------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



Note: This Report is filed by the Registrant as a successor issuer to Nicolet National Bank, which previously filed reports with Office of the Comptroller of the Currency.


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ITEM  1.       CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

     (a) Nicolet National Bank (the "Bank") reorganized into a one-bank holding company structure, effective June 6, 2002. The Bank now is a wholly-owned subsidiary of Nicolet Bankshares, Inc. (the "Registrant"). The reorganization occurred under the terms of an Agreement and Plan of Share Exchange between the Bank and the Registrant dated as of February 19, 2002 (the "Plan"). The Plan provided that each outstanding share of Bank common stock, except for shares held by shareholders who exercised their dissenters' rights, would be exchanged for one share of Registrant common stock.

     As a result of the reorganization, the former shareholders of the Bank acquired control of the Registrant. The amount and source of the consideration were the 1,845,987 shares of Bank common stock outstanding and owned by the shareholders. The basis of the shareholders' control is their ownership of 100% of Registrant's outstanding common stock. The effective date of the reorganization was June 6, 2002. The shareholders who now control the Registrant assumed control of the Registrant from Robert B. Atwell, who was its sole shareholder.

     (b) The Registrant does not know of any arrangement, including any pledge by any person of securities of the Registrant, the operation of which may at a subsequent date result in a change in control of the Registrant.

ITEM  2.       ACQUISITION  AND  DISPOSITION  OF  ASSETS.

     (a) As a result of the reorganization, the Registrant acquired ownership of 100% of the Bank as of June 6, 200. See Item 1 above.

     (b) The Registrant will use the Bank to conduct a general banking business.

ITEM  7.       FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

     Consolidated financial statements of the Registrant as of and for the two years ended December 31, 2001 are incorporated into this Current Report on Form 8-K by reference to the consolidated financial statements included in the Registration Statement on Form SB-2 filed by the Registrant on June 7, 2002 (SEC File No. 333-90052). While such financial statements are those of the Registrant and not those of the Bank, they are the same except that those of the Registrant have been restated by taking those of the Bank and reclassifying certain components of stockholders' equity based upon the change in par value from $5.00 per share to $0.01 per share. See Note (14) to such financial statements.

     Consolidated financial statements of the Registrant as of and for the quarter ended March 31, 2002 are incorporated into this Current Report on Form 8-K by reference to the consolidated financial statements included in the Registration Statement on Form SB-2 filed by the Registrant on June 7, 2002 (SEC File No. 333-90052). While such financial statements are those of the Registrant and not those of the Bank, they are the same except that those of the Registrant have been restated by taking those of the Bank and reclassifying


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certain  components  of  stockholders' equity based upon the change in par value from $5.00 per share to $0.01 per share. See Note (4) to such financial statements.

     (b)     Pro  Forma  Financial  Information.

     If the reorganization had occurred on January 1, 2001, the consolidated financial statements of the Registrant and the Bank as of and for the year ended December 31, 2001 and as of and for the quarter ended March 31, 2002 would have been the same as those incorporated by reference into this Current Report on Form 8-K, as described in Item 7(a) above.

     (c)     Exhibits.

     2. Agreement and Plan of Share Exchange, dated as of February 19, 2002, between the Bank and the Registrant.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NICOLET  BANKSHARES,  INC.


                                      By:  /s/  Michael E. Daniels
                                           ------------------------------
                                                Michael E. Daniels
                                                Executive Vice President


                                      Date:     June  25,  2002
                                                ---------------


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